Transocean Inc. (NYSE: RIG) Fleet Update
The information contained in this Fleet Update report (the “Information”) is as of the date of the report only and is subject to change without notice to the recipient. Transocean Inc. assumes no duty to update any portion of the Information.
DISCLAIMER. NEITHER TRANSOCEAN INC. NOR ITS AFFILIATES MAKE ANY EXPRESS OR IMPLIED WARRANTIES (INCLUDING, WITHOUT LIMITATION, ANY WARRANTY OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE) REGARDING THE INFORMATION CONTAINED IN THIS REPORT, WHICH INFORMATION IS PROVIDED “AS IS.” Neither Transocean Inc. nor its affiliates will be liable to any recipient or anyone else for any inaccuracy, error or omission, regardless of cause, in the information set forth in this report or for any damages (whether direct or indirect, consequential, punitive or exemplary) resulting therefrom.
No Unauthorized Publication or Use. All information provided by Transocean Inc. in this report is given for the exclusive use of the recipient and may not be published, redistributed or retransmitted without the prior written consent of Transocean Inc.
Client Contract Duration, Timing and Dayrates and Risks Associated with Operations. The duration and timing (including both starting and ending dates) of the client contracts are estimates only, and client contracts are subject to cancellation, suspension and delays for a variety of reasons, including some beyond the control of Transocean Inc. Also, the dayrates set forth in the report are estimates based upon the full contractual operating dayrate. However, the actual average dayrate earned over the course of any given contract will be lower and could be substantially lower. The actual average dayrate will depend upon a number of factors (rig downtime, suspension of operations, etc.) including some beyond the control of Transocean Inc. Our client contracts and operations are generally subject to a number of risks and uncertainties, and we urge you to review the description and explanation of such risks and uncertainties in our filings with the Securities and Exchange Commission (SEC), which are available free of charge on the SEC’s website at www.sec.gov. The dayrates do not include revenue for mobilizations, demobilizations, upgrades, shipyards or recharges.
Out of Service Days (Shipyards, Mobilizations, Etc.). Certain estimated out of service time for 2007 is noted where the company anticipates that a rig will be out of service and not be available to earn an operating dayrate for a period of 14 days or longer. With respect to expected out of service time for 2008, we have modified the information in this report given the inherent uncertainty of predicting out of service time events that far in advance. Certain estimated out of service time in 2008 is noted, but only where the out of service time falls within a contract period or between two contracts. We do expect to experience additional rig out of service time in 2008, and will add this information to the report once the timing of such events is more certain. We currently estimate the aggregate out of service time for 2008 that is not included to be approximately as reflected in the Fleet Update table entitled “Additional Estimated Potential Out of Service Time by Rig Class.” However this additional estimated out of service time is not firm and could change significantly based on a variety of factors. No estimates are made for 2009 and beyond.
Out of service time is denoted as “Mob/Contract Prep” and “Shipyard or Project” out of service days. Mob/Contract Prep refers to periods during which the rig is being mobilized, demobilized and/or modifications or upgrades are being made as a result of contract requirements. Shipyard or Project refers to periods during which the rig is out of service as a result of other planned shipyards, surveys, repairs, regulatory inspections or other planned service or work on the rig. Similar Mob/Contract Prep and Shipyard or Project periods of durations under 14 days will occur but are not noted in the Update. In some instances such as certain mobilizations, demobilizations, upgrades and shipyards, we are paid compensation by our clients that is generally recognized over the life of the underlying contract, although such compensation is not typically significant in relation to the revenue generated by the dayrates we charge our clients.
Forward-Looking Statement. The statements made in the Fleet Update that are not historical facts are forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Forward-looking statements made in the Fleet Update include, but are not limited to, statements involving the estimated duration of client contracts, contract dayrate amounts, future contract commencement dates and locations and planned shipyard projects and other out of service time. Such statements are subject to numerous risks, uncertainties and assumptions, including but not limited to, uncertainties relating to the level of activity in offshore oil and gas exploration and development, exploration success by producers, oil and gas prices, competition and market conditions in the contract drilling industry, shipyard delays, actions and approvals of third parties, possible cancellation or suspension of drilling contracts as a result of mechanical difficulties or performance, the Company’s ability to enter into and the terms of future contracts, the availability of qualified personnel, labor relations and the outcome of negotiations with unions representing workers, operating hazards, factors affecting the duration of contracts including well-in-progress provisions, the actual amount of downtime, factors resulting in reduced applicable dayrates, hurricanes and other weather conditions, terrorism, political and other uncertainties inherent in non-U.S. operations (including the risk of war, civil disturbance, seizure or damage of equipment and exchange and currency fluctuations), the impact of governmental laws and regulations, the adequacy of sources of liquidity, the effect of litigation and contingencies and other factors described above and discussed in the Company’s most recently filed Form 10-K, in the Company’s Forms 10-Q for subsequent periods and in the Company’s other filings with the SEC, which are available free of charge on the SEC’s website at www.sec.gov. Should one or more of these risks or uncertainties materialize, or should underlying assumptions prove incorrect, actual results may vary materially from those indicated. You should not place undue reliance on forward-looking statements. Each forward-looking statement speaks only as of the date of the particular statement, and we undertake no obligation to publicly update or revise any forward looking statements.
Fleet Classification. Transocean Inc. uses a rig classification for its semisubmersible rigs and drillships to reflect the company’s strategic focus on the ownership and operation of premium, high specification floating rigs. The rig classification, “High Specification Fleet,” is comprised of “Ultra- Deepwater,” which refers to the latest generation of semisubmersible rigs and drillships possessing the latest technical drilling capabilities and the ability to operate in water depths in excess of 7,000 feet, “Other Deepwater,” which refers to semisubmersible rigs and drillships that possess the ability to drill in water depths equal to or greater than 4,500 feet, and “Other High Specification,” comprised of four of the company’s premium harsh environment rigs, the semisubmersibles Henry Goodrich, Paul B. Loyd, Jr., Transocean Arctic and Polar Pioneer. The category titled “Other Floaters” represents semisubmersible rigs and drillships that possess the ability to drill in water depths of up to 4,499 feet.

Transocean Inc. (NYSE: RIG) Fleet Update
Updated : September 4, 2007
Revisions to Last Month’s Fleet Status Report Noted in Bold
Dynamically positioned *

							Current	Estimated	Current	Previous
		Yr.(1)	Water	Drilling			Contract	Expiration	Contract	Contract
	Floater	Entered	Depth	Depth			Start/Idle	/Out of	Dayrate(3)	Dayrate(3)
Rig Type/Name	Type	Service	(Feet)	(Feet)	Location	Client	Date	Service(2)	(Dollars)	(Dollars)

High Specification Floaters:
Ultra-Deepwater (13 plus 4 newbuilds)

Discoverer Clear Leader	ship «	TBA	12,000	40,000	USGOM	Chevron	See Footnote 4	See Footnote 4	See Footnote 4
Discoverer Americas	ship «	TBA	12,000	40,000	USGOM	Hydro	See Footnote 5	See Footnote 5	475,000
Discoverer Inspiration	ship «	TBA	12,000	40,000	USGOM	Chevron	See Footnote 6	See Footnote 6	See Footnote 6
Enhanced Enterprise-class (to be named)	ship «	TBA	7,500	40,000	Angola	BP	See Footnote 7	See Footnote 7	See Footnote 7

Discoverer Deep Seas	ship «	2001	10,000	35,000	USGOM	Chevron	Jan-07	Jan-08	277,000	241,000
					USGOM	Chevron	Jan-08	Jan-09	318,000	277,000
							Feb-08 1	4 days Shipyard or Project
					USGOM	Chevron	Jan-09	Jan-11	485,000	318,000
Discoverer Enterprise	ship «	1999	10,000	35,000	USGOM	BP	Dec-04	Dec-07	191,000	199,000
					USGOM	BP	Dec-07	Dec-10	520,000	191,000
Discoverer Spirit	ship «	2000	10,000	35,000	USGOM	Shell	Mar-06	Nov-07	294,000	204,000
							Dec-07	20 days Shipyard or Project
					USGOM	Anadarko	Dec-07	Dec-10	475,000	294,000
Deepwater Discovery	ship «	2000	10,000	30,000	Nigeria	Total	Mar-07	Aug-08	364,000	357,000
					Brazil	Devon	Aug-08	Dec-13	425,000	364,000
							Dec-08 4	5 days Shipyard or Project
Deepwater Frontier	ship «	1999	10,000	30,000	India	Reliance	Aug-06	Aug-08	320,000	145,000
					India	Reliance	Sep-08	Sep-11	477,000	320,000
Deepwater Millennium	ship «	1999	10,000	30,000	USGOM	Anadarko	Jun-07	Jun-10	445,000	302,000
Deepwater Pathfinder	ship «	1998	10,000	30,000	Nigeria	Shell/Chevron/	Jul-07	Jun-09	395,000	190,000
						Agip/Petrobras
Deepwater Expedition	ship «	1999	10,000	30,000	Egypt	Shell	Jan-07	Mar-08	240,000	147,000
							Mar-08	20 days Mob/ Contract Prep
					Morocco	Petronas	Mar-08	May-08	320,000	240,000
							May-08	140 days Mob/ Contract Prep
					India	Reliance	Sep-08	Oct-10	375,000	320,000
Deepwater Horizon	semi «	2001	10,000	30,000	USGOM	BP	Sep-05	Sep-07	278,000	165,000
							Sep-07	15 days Shipyard or Project
					USGOM	BP	Sep-07	Sep-10	See Footnote 8	278,000
Cajun Express	semi «	2001	8,500	25,000	USGOM	Chevron	Aug-07	Jan-10	460,000	216,000
							May-08	15 days Shipyard or Project
Deepwater Nautilus	semi	2000	8,000	30,000	USGOM	Shell	Dec-06	Dec-08	449,000	220,000
Sedco Energy	semi «	2001	7,500	25,000	Nigeria	Chevron	Jan-06	Jan-08	202,000	175,000
					TBA	TBA	Jan-08	Jan-11	478,000	202,000
							Jun-08	30 days Shipyard or Project
Sedco Express (9)	semi «	2001	7,500	25,000	Angola	BP	Jun-05	Jun-09	165,000	125,000
							Jun-08	30 days Shipyard or Project

Other Deepwater (16)

Deepwater Navigator	ship «	2000	7,200	25,000	Brazil	Petrobras	Mar-07	Apr-11	185,000	300,000
Discoverer 534	ship «	1975/1991	7,000	25,000			Sep-06	350 days Mob/ Contract Prep
					Pakistan	Shell	Aug-07	Oct-07	245,000	245,000
							Oct-07	25 days Mob/ Contract Prep
					India	Reliance	Nov-07	May-10	250,000	245,000
Discoverer Seven Seas	ship «	1976/1997	7,000	25,000	India	ONGC	Feb-04	Oct-07	125,000	125,000
							Nov-07	180 days Shipyard or Project
					India	ONGC	Apr-08	May-11	316,000	125,000
Transocean Marianas	semi	1998	7,000	25,000	Colombia	Petrobras	Aug-07	Dec-07	528,000	444,000
					USGOM	BP	Dec-07	Jan-10	444,000	528,000
Sedco 707	semi «	1976/1997	6,500	25,000	Brazil	Petrobras	Dec-05	Jan-10	185,000	N/A
Sedco 702	semi «		6,500		Singapore		Apr-06	580 days Shipyard or Project
					TBA	Shell	Nov-07	Nov-10	350,000	N/A
Jack Bates	semi	1986/1997	5,400	30,000	Australia	Woodside	Jun-07	Apr-08	475,000	475,000
							Apr-08	35 days Mob/ Contract Prep
					China	PetroChina	May-08	Jul-08	475,000	475,000
							Jul-08	15 days Mob/ Contract Prep
					Indonesia	Eni	Aug-08	Feb-09	530,000	475,000

Transocean Inc. (NYSE: RIG) Fleet Update
Updated : September 4, 2007
Revisions to Last Month’s Fleet Status Report Noted in Bold
Dynamically positioned *

							Current	Estimated	Current	Previous
		Yr.(1)	Water	Drilling			Contract	Expiration	Contract	Contract
	Floater	Entered	Depth	Depth			Start/Idle	/Out of	Dayrate(3)	Dayrate(3)
Rig Type/Name	Type	Service	(Feet)	(Feet)	Location	Client	Date	Service(2)	(Dollars)	(Dollars)
							Mar-09	15 days Mob/ Contract Prep
					Australia	Woodside	Mar-09	May-10	475,000	530,000
Peregrine I (9)	ship «	1982/1996	5,280	25,000	Brazil	Petrobras	Jan-06	Jan-09	115,000	205,000
							Jun-08	30 days Shipyard or Project
Sedco 709	semi «	1977/1999	5,000	25,000	Nigeria	Shell	Oct-06	Oct-08	205,000	175,000
M.G. Hulme, Jr.	semi	1983/1996	5,000	25,000			Jul-07	135 days Shipyard or Project
					Nigeria	Eni	Nov-07	Jan-10	430,000	355,000
Transocean Richardson	semi	1988	5,000	25,000	Angola	Chevron	Aug-07	Sep-10	450,000	300,000
							Mar-08	60 days Shipyard or Project
Jim Cunningham	semi	1982/1995	4,600	25,000	Angola	ExxonMobil	Apr-07	May-09	350,000	300,000
Sedco 710 (9)	semi «	1983	4,500	25,000	Brazil	Petrobras	Oct-06	Nov-10	120,000	190,000
							Apr-08	75 days Shipyard or Project
Transocean Rather (10)	semi	1988	4,500	25,000	UKNS	Chevron	Oct-06	Nov-07	304,000	300,000
							Oct-07	14 days Shipyard or Project
					UKNS	BP	Nov-07	Jan-09	254,000	304,000
					UKNS	BP	Jan-09	Nov-09	437,000	254,000
Transocean Leader (10)(11)	semi	1987/1997	4,500	25,000			Aug-07	45 days Shipyard or Project
					NNS	Statoil	Oct-07	Jan-08	255,000	285,000
					NNS	Statoil	Jan-08	Jul-08	340,000	255,000
					NNS	Statoil	Aug-08	Jul-09	371,000	340,000
					NNS	Statoil	Aug-09	Feb-12	432,000	371,000
Sovereign Explorer	semi	1984	4,500	25,000	Venezuela	Statoil	Jun-07	Sep-07	65,000	65,000
					Trinidad	BG	Sep-07	Jan-08	65,000	65,000
							Jan-08	14 days Shipyard or Project
					Brazil	Repsol	Feb-08	Apr-10	380,000	65,000
							May-08	35 days Shipyard or Project

Other High Specification (4)

Henry Goodrich	semi	1985	2,000	30,000	USGOM	Hydro	Jun-07	Jun-09	350,000	173,000
							Aug-07	72 days Mob/ Contract Prep
Paul B. Loyd, Jr. (10)	semi	1987	2,000	25,000	UKNS	BP	Mar-07	May-09	327,000	145,000
Transocean Arctic (10)	semi	1986	1,650	25,000	NNS	Statoil	Jan-07	Jul-11	268,000	195,000
							Feb-08	30 days Shipyard or Project
Polar Pioneer (10)	semi	1985	1,500	25,000	NNS	Statoil	Aug-06	Jan-10	288,000	181,000

Other Floater (20)

Sedco 700	semi	1973/1997	3,600	25,000	Cameroon	Noble Energy	Jul-07	Sep-07	439,000	200,000
					E. Guinea	Hess	Sep-07	Feb-08	363,000	439,000
Transocean Legend	semi	1983	3,500	25,000	Sakhalin Is.	BP	Jul-07	Dec-07	120,000	435,000
							Dec-07	40 days Shipyard or Project
					Sakhalin Is.	BP	Jan-08	Dec-08	405,000	120,000
Transocean Amirante	semi	1978/1997	3,500	25,000	USGOM	Repsol	Aug-07	Nov-07	325,000	143,000
							Nov-07	95 days Shipyard or Project
					USGOM	Eni	Feb-08	Nov-10	350,000	325,000
C. Kirk Rhein, Jr.	semi	1976/1997	3,300	25,000	India	Reliance	Feb-07	Mar-09	340,000	N/A
							Aug-07	40 days Shipyard or Project
Transocean Driller (9)	semi	1991	3,000	25,000	Brazil	Petrobras	Aug-06	Aug-10	113,000	53,000
							Mar-08	25 days Shipyard or Project
Falcon 100	semi	1974/1999	2,400	25,000	USGOM	Petrobras	Jul-06	Sep-07	180,000	145,000
							Sep-07	110 days Shipyard or Project
					Brazil	Petrobras	Dec-07	Dec-12	234,000	180,000
Sedco 703	semi	1973/1995	2,000	25,000	Australia	Woodside	Aug-07	Aug-08	435,000	400,000
							Sep-08	20 days Shipyard or Project
					Australia	Conoco Phillips	Oct-08	Apr-09	450,000	435,000
Sedco 711	semi	1982	1,800	25,000	UKNS	Shell	Feb-06	Dec-07	150,000	50,000
					UKNS	Shell	Dec-07	Mar-09	283,000	150,000
							Feb-08	50 Days Shipyard or Project
Transocean John Shaw	semi	1982	1,800	25,000	UKNS	Nexen	Jan-06	Nov-07	101,000	115,000

Transocean Inc. (NYSE: RIG) Fleet Update
Updated : September 4, 2007
Revisions to Last Month’s Fleet Status Report Noted in Bold
Dynamically positioned *

							Current	Estimated	Current		Previous
		Yr.(1)	Water	Drilling			Contract	Expiration	Contract		Contract
	Floater	Entered	Depth	Depth			Start/Idle	/Out of	Dayrate(3)		Dayrate(3)
Rig Type/Name	Type	Service	(Feet)	(Feet)	Location	Client	Date	Service(2)	(Dollars)		(Dollars)
					UKNS	Total	Nov-07	Feb-08	380,000		101,000
							Mar-08	35 Days Shipyard or Project
Sedco 712 (10)	semi	1983	1,600	25,000	UKNS	Oilexco	Mar-07	Mar-08	236,000		150,000
					UKNS	Oilexco	Mar-08	Jun-10	340,000		236,000
Sedco 714 (10)	semi	1983/1997	1,600	25,000	UKNS	Total	Jun-07	Dec-07	358,000		200,000
					UKNS	Total	Jan-08	Mar-08	308,000		358,000
					UKNS	Total	Apr-08	Jun-08	208,000		308,000
					UKNS	Total	Jun-08	Aug-08	258,000		208,000
					UKNS	Total	Aug-08	Nov-08	208,000		258,000
					UKNS	Total	Nov-08	Feb-09	258,000		208,000
					UKNS	Total	Mar-09	Aug-09	359,000		258,000
Actinia	semi	1982	1,500	25,000	India	Reliance	Sep-06	Jul-09	190,000		54,000
							Jan-08	45 days Shipyard or Project
Sedco 601	semi	1983	1,500	25,000	Vietnam	ConSon JOC	Jul-07	Sep-07	190,000		330,000
Sedneth 701	semi	1972/1993	1,500	25,000	Angola	Chevron	Jun-07	Dec-09	360,000		90,000
Transocean Winner (10)	semi	1983	1,500	25,000	NNS	Hydro	Aug-06	Oct-09	369,000		120,000
Transocean Searcher (10)	semi	1983/1988	1,500	25,000	NNS	Statoil	Oct-06	Jan-09	341,000		138,000
							Apr-08	45 days Shipyard or Project
					NNS	Statoil	Jan-09	Mar-12	399,000		341,000
Transocean Prospect (10)	semi	1983/1992	1,500	25,000	UKNS	CNR	Sep-06	Oct-08	207,000		98,000
							Nov-08	30 days Shipyard or Project
J.W. McLean	semi	1974/1996	1,250	25,000	UKNS	Shell	Jul-07	Aug-08	250,000		140,000
Sedco 704 (10)	semi	1974/1993	1,000	25,000			Jul-07	60 Days Shipyard or Project
					UKNS	BP	Sep-07	Nov-08	316,000		176,000
Sedco 706 (to be upgraded) (12)	semi	1976/1994	1,000	25,000	UKNS	BP	Jul-07	110 days Mob/ Contract Prep
	semi «		6,500				Nov-07	300 days Shipyard or Project
							Sep-08	80 days Mob/ Contract Prep
					Brazil	Chevron	Nov-08	Dec-13	311,000		N/A

Jackups (25)

Interocean III		1978/1993	300	25,000	Egypt	Agiba	Jul-07	Jan-09	117,000		65,000
Shelf Explorer		1982	300	20,000	Malaysia	CHOC	Aug-07	Sep-07	208,000		212,000
Transocean Comet		1980	250	20,000	Egypt	GUPCO	Oct-05	Sep-07	62,000		32,000
					Egypt	GUPCO	Oct-07	Oct-09	112,000		62,000
Transocean Mercury		1969/1998	250	20,000	Egypt	Petrobel	Feb-06	Feb-08	58,000		50,000
Transocean Nordic		1984	300	25,000	India	ONGC	Mar-05	Dec-07	74,000		58,000
							Dec-07	130 days Shipyard or Project
Trident II		1977/1985	300	25,000	India	ONGC	Apr-07	May-10	148,000		60,000
Trident IV		1980/1999	300	25,000	Nigeria	Chevron	Feb-06	Mar-08	90,000		120,000
Trident VI		1981	220	21,000	Vietnam	PetroVietnam	Apr-07	Jul-08	193,000		142,000
Trident VIII		1981	300	21,000	Nigeria	Conoil	Apr-06	May-08	66,000		56,000
Trident IX		1982	400	20,000	Vietnam	JVPC	Aug-07	Sep-08	210,000		188,000
Trident XII		1982/1992	300	25,000	India	ONGC	Jan-07	Feb-10	148,000		62,000
Trident XIV		1982/1994	300	20,000	Cabinda	Chevron	Jun-06	May-09	98,000		61,000
							Jan-07	320 days Shipyard or Project
Trident 15		1982	300	25,000	Thailand	Chevron	Feb-06	Oct-11	100,000	(13)	60,000
							May-07	250 days Shipyard or Project
Trident 16		1982	300	25,000	Thailand	Chevron	Dec-05	Oct-07	95,000		69,000
							Nov-07	15 days Shipyard or Project
					Vietnam	Petronas	Dec-07	May-11	180,000		95,000
Trident 17		1983	355	25,000	Malaysia	Petronas Carigali	Sep-07	May-10	185,000		195,000
Trident 20		2000	350	25,000	Caspian	Petronas Carigali	Jan-06	Jan-10	130,000		90,000
							Sep-07	14 days Shipyard or Project
							Feb-08	14 days Shipyard or Project
							May-08	14 days Shipyard or Project
Ron Tappmeyer		1978	300	25,000	India	ONGC	Feb-07	Feb-10	148,000		62,000
Randolph Yost		1979	300	25,000	India	ONGC	Mar-07	Mar-10	148,000		61,000
D.R. Stewart		1980	300	25,000	Italy	Eni	Apr-07	Apr-10	168,000		57,000
G.H. Galloway		1984	300	25,000	Italy	Eni	Aug-06	Aug-08	115,000		54,000
Harvey H. Ward		1981	300	25,000	Malaysia	Talisman	Mar-07	Aug-08	110,000		116,000
Roger W. Mowell		1982	300	25,000	Malaysia	Talisman	Nov-06	Dec-08	110,000		48,000
J.T. Angel		1982	300	25,000	India	ONGC	Mar-07	Apr-10	148,000		105,000
F.G. McClintock		1975	300	25,000	India	ONGC	Jan-05	Feb-08	50,000		50,000

Transocean Inc. (NYSE: RIG) Fleet Update
Updated : September 4, 2007
Revisions to Last Month’s Fleet Status Report Noted in Bold
Dynamically positioned *

							Current	Estimated	Current	Previous
		Yr.(1)	Water	Drilling			Contract	Expiration	Contract	Contract
	Floater	Entered	Depth	Depth			Start/Idle	/Out of	Dayrate(3)	Dayrate(3)
Rig Type/Name	Type	Service	(Feet)	(Feet)	Location	Client	Date	Service(2)	(Dollars)	(Dollars)
							Feb-08	170 days Shipyard or Project
					India	ONGC	Aug-08	Aug-11	145,000	50,000
C.E. Thornton		1974	300	25,000	India	ONGC	May-06	Dec-08	45,000	45,000
							Feb-08	170 days Shipyard or Project
					India	ONGC	Dec-08	Dec-11	145,000	45,000

Non-U.S. Drilling Barges (2)

Searex 4		1981/1989	21	25,000	Indonesia	Total	Sep-04	Sep-09	39,000	N/A
Hibiscus (14)		1979/1993	25	16,000	Indonesia	Total	Mar-07	Sep-07	74,000	48,000
							Sep-07	14 days Shipyard or Project
					Indonesia	Total	Oct-07	Oct-12	70,000	74,000

Other (2)

Joides Resolution (15)	ship «	1978	27,000	30,000	Singapore		Oct-06	500 days Shipyard or Project	35,000
					Worldwide	TAMRF	Apr-08	Sep-13	62,000
Sedco 135D		1966/77/01	600		Brazil	SLB	Jun-01	Jun-09	32,000	N/A

Fixed-Price Options
High Specification Floaters
Ultra-Deepwater

Sedco Express	semi	2001	7,500	25,000	Angola	BP	Jul-09	Jul-10	165,000	165,000

Other Deepwater

Discoverer 534	ship «	1975/1991	7,000	25,000	India	Reliance	Jun-10	Dec-10	250,000	250,000
Sedco 709	semi «	1977/1999	5,000	25,000	Nigeria	Shell	Nov-08	Nov-09	205,000	205,000

Other High Specification

Henry Goodrich	semi	1985	2,000	30,000	USGOM	Hydro	May-09	May-10	$350,000	$350,000

Other Floater

Sedco 703	semi	1973/1995	2,000	25,000	Australia	ConocoPhillips	Apr-09	May-09	450,000	450,000
Transocean Searcher	semi	1983/1988	1,500	25,000	NNS	Statoil	Mar-12	Sep-12	390,000	399,000
Sedneth 701	semi	1972/1993	1,500	25,000	Angola	Chevron	Jan-10	Jan-10	360,000	360,000

Additional 2008 Estimated Potential Out of Service Time By Rig Class

See “Out of Service Days (Shipyards, Mobilizations, etc.)” on the cover page for a full description.

Ultra-Deepwater	—
Other Deepwater	—
Other High Spec	—
Other Floater	15 Days
Jackup	250 Days
Other	—
Footnotes:

(1)	Dates shown are the original service date and the date of the most recent upgrade, if any.

(2)
Expiration dates represent the company’s current estimate of the earliest date the contract for each rig is likely to expire. Some rigs have two contracts in continuation, so the second line shows the estimated earliest availability. Many contracts permit the client to extend the contract. The out of service time represents those days in 2007 and, for certain expected out of service time events, 2008 where the company anticipates that a rig will be out of service and not be available to earn an operating dayrate for a period of 14 days or longer. Please refer to the “Out of Service Days (Shipyards, Mobilizations, Etc.)” section of the Cover Page for a full description.

(3)
Represents the full operating dayrate, although the average dayrate over the term of the contract will be lower and could be substantially lower. Does not reflect incentive programs which are typically based on the rig’s operating performance against a performance curve. Please refer to the “Client Contract Duration and Dayrates and Risks Associated with Operations” section of the Cover Page for a description of dayrates.

Transocean Inc. (NYSE: RIG) Fleet Update
Updated : September 4, 2007
Revisions to Last Month’s Fleet Status Report Noted in Bold
Dynamically positioned *

(4)
We have been awarded a 5-year drilling contract by Chevron for the construction of an enhanced Enterprise-class drillship to be named the Discoverer Clear Leader. Operations are expected to commence during the second quarter of 2009, after an estimated 30-month shipyard construction phase, followed by sea trials, mobilization to the U.S. Gulf of Mexico and customer acceptance. The contract commencement date is contingent on vendor performance and other factors. During the first three years of the contract, the contract dayrate is $472,300. The dayrate for the last two years of the contract are linked to the standard West Texas Intermediate crude oil price with a floor of $40 per barrel resulting in a contract dayrate of $400,000 and a ceiling of $70 per barrel resulting in a contract dayrate of $500,000.

(5)
We have been awarded a 4-year drilling contract by Hydro for the construction of an enhanced Enterprise-class drillship to be named the Discoverer Americas. Operations are expected to commence by mid-2009, after shipyard construction, followed by sea trials, mobilization to the U.S. Gulf of Mexico and customer acceptance. The contract commencement date is contingent on vendor performance and other factors.

(6)
We have been awarded a contract by Chevron for the construction of an enhanced Enterprise-class drillship to be named the Discoverer Inspiration. The contract has an initial term of five years, but can be converted at the customer’s election by September 2007 to a three-year duration. Operations are expected to commence during the first quarter of 2010, after shipyard construction, followed by sea trials, mobilization to the U.S. Gulf of Mexico and customer acceptance. The contract commencement date is contingent on vendor performance and other factors. The dayrate to be paid on a five-year contract period is $472,300, or $556,200 should the contract be converted to a three-year term.

(7)
We have been awarded a drilling contract by BP for the construction of an enhanced Enterprise-class drillship. The contract has an initial term of five years, but can be converted at the customer’s election by the end of March 2008 to a seven-year term. Operations are expected to commence during the third quarter of 2010, after shipyard construction, followed by sea trials, mobilization to Angola and customer acceptance. The contract commencement date is contingent on vendor performance and other factors. The dayrate to be paid on a five-year contract period is $460,000, or $430,000 should the contract be converted to a seven-year term.

(8)
Dayrate for contract period September 2007 through September 2010 to be set using a quarterly average of the stated contract dayrates on the company’s other Ultra-Deepwater, dynamically positioned rigs operating in the U.S. Gulf of Mexico. The dayrate is currently estimated to range from $378,000 in September 2007 to $477,000 in September 2010.

(9)	Current contract provides for a bonus incentive opportunity not reflected in the stated current contract dayrate.

(10)	Reflects contracted dayrate which could change due to foreign exchange adjustments.

(11)
Dayrate reflects a base level to be paid over the estimated 450-day contract period. The rig will receive a dayrate higher than the stated base level when utilized in a water depth of greater than 2,000 feet.

(12)	Chevron has the right to convert the contract to five years at a dayrate of $300,000.

(13)	Dayrate subject to annual adjustment based on market dayrates within specified parameters.

(14)	Owned by a joint venture in which the company has a 75% interest.

(15)
Operated under a management contract with the rig’s owner. The rig is currently engaged in scientific geological coring activities and is owned by a joint venture in which a subsidiary of the company has a 50% interest. Dayrate indicated reflects 100% of contract rate.